KEYSTONE MUTUAL FUNDS

Keystone Large Cap Growth Fund

Class C Shares

Supplement dated August 27, 2010 to the
Prospectus and Statement of Additional Information dated October 30, 2009, as supplemented

The Board of Trustees of Keystone Mutual Funds has approved the suspension of sales of Class C shares of the Keystone Large Cap Growth Fund (the “Fund”).

Effective September 10, 2010, Class C shares will no longer be available for purchase.

On or about October 30, 2010, the Fund will redesignate (rename) its Class C shares as Class A shares of the Fund.  Prior to the redesignation, shareholders of Class C shares may redeem their investments as described in the Fund’s Prospectus.  For shareholders planning on redeeming Class C shares prior to their redesignation as Class A shares, please note that the Adviser will waive the 1.00% contingent deferred sales charge for any shares redeemed within 12 months of purchase.

If shares are not redeemed prior to the redesignation, each shareholder owning Class C shares of the Fund will own Class A shares of the Fund equal to the aggregate value of their Class C shares.  The redesignation will be treated as a non-reportable, non-taxable transaction.

Please see the Prospectus for more information about the fees and expenses associated with Class A shares.  Please note, the front-end sales charge of 4.25% on the Fund’s Class A shares was eliminated effective March 1, 2010, and the expense limitation for the Fund’s Class A shares was reduced to 1.45%.

Please retain this Supplement with your
Prospectus and Statement of Additional Information for future reference.